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perotsystemsw


  Industry Strategy Presentations



  May 1998


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                  California Independent System Operator (ISO)

     *    Jeff Tranen, CEO conference call

     Major concerns

     -    Report to the BOD on Wed 1/21/98

     -    Escalation

     -    Level of Intensity

     -    Resource Levels Committed

     -    Slipped Delivery Dates

     -    System Readiness Perception